Investor Presentation June 2012 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview BEE’s Unique Value Proposition 1

STRATEGIC Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, approximately $700,000 per key
o
Balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE’s Unique Value Proposition Proven Investment Track Record Industry Leading Asset Management High-end, Unique & Irreplaceable Hotel & Resort Portfolio 3

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Highlights
o
Best portfolio in public markets
o
Locations in high-barrier-to-entry markets
o
City-center and resort destinations
o
World-class amenities
o
No new supply in BEE’s markets
Four Seasons Jackson Hole Ritz-Carlton Laguna Niguel InterContinental Chicago
BEE’s Unique Value Proposition
Industry
As
High-end, Unique
& Irreplaceable
Hotel & Resort
Portfolio

STRATEGIC™
Hotels & Resorts

MICHAEL JORDAN'S

LUXURY. OWNED AND MANAGED.™

Highlights
o
Execution of complex and accretive restructurings
o
Assessment and development of ROI projects
o
Recent success in acquiring hotels through
off-market transactions
o
Maximized proceeds through well-timed
asset sales
Hotel del Coronado Michael Jordan’s Steak House Fairmont Scottsdale Princess
BEE’s Unique Value Proposition
Proven
Investment
Track Record

STRATEGIC™
Hotels & Resorts

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

120
116
112
108
104
100
107.5
108.5
107.0
110.7
113.7
118.1
2007
2008
2009
2010
2011
Q1 2012

LUXURY. OWNED AND MANAGED.™

Industry Leading
Asset
Management
Highlights
o
Highest EBITDA per room in competitive
set
o
Sustained market share penetration
and revenue growth
o
Implemented cost cutting initiatives
in advance of recession
o
Maintaining fixed cost reductions
in recovery
o
Strong relationships with and rigorous
oversight of brand managers
EBITDA Per Available Room
Annual RevPAR Index
BEE’s Unique Value Proposition
Note: All metrics represent full-year 2011 results.
BEE portfolio reflects Total United States portfolio as of 12/31/2011.
Source: Public filings
Source: Smith Travel Research

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Company Overview 7

STRATEGIC™ Hotels & Resorts

Four Seasons Hotels and Resorts
Jackson Hole
Fairmont Hotels & Resorts
Chicago
Inter-Continental Hotels and Resorts
Chicago
Westin Hotels & Resorts
St. Francis
The Ritz-Carlton®
Half Moon Bay
Four Seasons Hotels and Resorts
Silicon Valley
Fairmont Hotels & Resorts
Scottsdale
Marriott Hotels · Resorts · Suites
Lincolnshire Resort
Four Seasons Hotels and Resorts
Washington, D.C.
Marriott Hotels · Resorts · Suites
London, England
Marriott Hotels · Resorts · Suites
Hamburg, Germany
Loews Hotels
Santa Monica Beach Hotel
The Ritz-Carlton®
Laguna Niguel
Hyatt Regency
La Jolla
Hotel del Coronado
Four Seasons Hotels and Resorts
Punta Mita Resort
Inter-Continental Hotels and Resorts
Miami

LUXURY. OWNED AND MANAGED.™

Top-Tier Market Exposure 17 hotels located in primary gateway cities and high barrier to entry markets; including 7,762 rooms and 840,000 square feet of meeting space 8

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
InterContinental Miami – Guestroom renovation
o
InterContinental Chicago – Michael Jordan’s Steak House
o
Four Seasons Washington, D.C. – Retail outlet renovation
o
Marriott Lincolnshire Resort – Lobby renovation
o
Westin St. Francis – Michael Mina Steakhouse conversion
o
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
o
Westin St. Francis – Clock Bar
o
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
o
Four Seasons Punta Mita Resort – New lobby bar
o
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Notable 2008
capital projects
Notable 2009
capital projects
Notable 2010
capital projects
Notable 2011
capital projects
Fairmont Chicago Lobby
Four Seasons Washington, D.C. Lobby
Westin St. Francis Michael Mina
Bourbon Steak
InterContinental Miami Guestroom
Portfolio Well-Positioned to Enhance Cash Flow Growth

Four Seasons Washington, D.C.
o ENO Wine Room
o Retail space optimization
Four Seasons Silicon Valley
o Qauttro patio renovation
o Meeting room renovation
Four Seasons Jackson Hole
o Restaurant re-concept
InterContinental Chicago
o North tower guestroom renovation
o Meeting space expansion
o Michigan Ave. façade optimization
Ritz-Carlton Laguna Niguel
o 35-room fire pit addition
o Pool deck upgrades
InterContinental Miami
o Public space revitalization
o Meeting space expansion
o Pool deck refurbishment
Fairmont Chicago
o Meeting space renovation
o Restaurant re-concept
Westin St. Francis
o ENO Wine Room
Loews Santa Monica Beach Hotel
o Exterior / interior upgrade
Significant ROI capital investment opportunities within existing portfolio;
rigorous analysis and approval process for each project
Potential Capital Projects in the Pipeline

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Industry Update 11

STRATEGIC
Hotels & Resorts

9%
7%
5%
3%
1%
-1%
-3%
-5%
-7%
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
+ 4.0%
Supply % Change
Demand % Change

LUXURY. OWNED AND MANAGED.™

o
Lodging demand historically correlates with GDP (~80%) but potential exists for near-term disconnect, particularly at the high-end
o
Customer demographics for luxury / high-end very strong – corporate America and college educated consumers
o
Supply growth remains historically low and development pipeline indicates muted supply for the next several years
Total U.S. Supply & Demand Change (TTM)
Source:  Smith Travel Research
Demand growth exceeds supply growth by 400 bps which should
result in significant ADR growth as recovery continues
Lodging Outlook

1989
1990
1991
1992
1993
1994
1994
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

LUXURY. OWNED AND MANAGED.™

Source:  Smith Travel Research
Note: Data represents trends within the United States
o
Luxury supply growth was historically lower leading into the recent recession
o
Projects in planning or under construction have decreased significantly
o
No new competitive luxury or upper-upscale supply projected in BEE markets
o
1-2 years estimated time to permit; 3 years estimated time to build a luxury hotel
o
Economic proposition of hotel construction challenging with replacement cost estimated at over $700,000 per key
Favorable Supply Outlook
Year-Over-Year % Supply Growth
1988 – Q1 2012
Average: 4.0%
Supply Growth in
BEE Markets = 0.0%
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14%

STRATEGIC Hotels & Resorts

Total U.S.
Luxury
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1988
1991
1994
1997
2000
2003
2006
2009
2012E
Luxury Outperformance: 2.2% CAGR
Luxury Outperformance: 4.1% CAGR

35,000
30,000
25,000
20,000
15,000
10,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Most luxury room nights ever sold
Δ 30%

LUXURY. OWNED AND MANAGED.™

14
Source:  Smith Travel Research and PWC
Source:  Smith Travel Research
Annual % Change in RevPAR Quarterly Luxury Room Night Demand (000s)
o
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
o
1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 109% or 8.5% annually
o
2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
o
Overall luxury room nights sold is at an all-time high; 30% higher than 2007
Luxury outperformed Total U.S. hotels
2.0% - 4.0% in previous two downturns
Luxury room night demand
currently at all-time highs
Luxury Hotels Outperform in a Recovery

STRATEGIC™
Hotels & Resorts

$300
$240
$180
$120
$60
$0
$243
$203
$193
$180
$167
$164
BEE
PEB
LHO
HST
SHO
DRH

$200
$150
$100
$50
$0
$172
$159
$148
$130
$124
$123
BEE
PEB
LHO
HST
SHO
DRH

$200
$160
$120
$80
$40
$0
$161
$85
$77
$76
$54
$52
BEE
PEB
HST
LHO
SHO
DRH

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

LUXURY. OWNED AND MANAGED.™

ADR RevPAR
EBITDA Per Available Room Non – Rooms Revenue Per Available Room
Note: All metrics represent full-year 2011 results
BEE portfolio reflects Total United States portfolio as of 12/31/2011
Source: Public filings
BEE delivers industry leading results
BEE Outperforms Competitors

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Total RevPAR is key top-line performance metric
o
Focus on maximizing RevPAR, non-rooms revenue, and yield per square foot
BEE Total Revenue Mix Peers Total Revenue Mix
Note: All metrics represent the full-year 2011. BEE portfolio reflects the North America Same Store portfolio
Peers include: DRH, HST, LHO, PEB, SHO
Source: Public filings
BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing yield per square foot from our hotels
BEE Revenue Mix Compared to Peers
54%
36%
10%
Rooms
Other
Food &
Beverage
65%
29%
6%
Rooms
Other
Food &
Beverage

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

36%
21%
10%
27%
6%
40%
20%
9%
26%
5%
17
Note: Statistics represent the full year 2011. Portfolio reflects the North America Same Store portfolio
BEE Occupied Room Nights Mix BEE Room Revenue Mix
o
Targeted mix of business ~50% / 50% group / transient
o
Group business typically yields higher non-rooms revenue than transient business
43% Group 40% Group
57% Transient 60% Transient
BEE total revenue driven heavily by group business and ancillary group spend; still significant capacity to grow group business
BEE Revenue Mix
Transient - Other Transient - Negotiated Group - Association Group - Corporate Group - Other

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE
(1)
Peers
Peer margins
@ BEE
Revenue Mix
Revenue
  Rooms 54% 65% 54%
  Food & Beverage 36% 29% 36%
  Other 10% 6% 10%
Total 100% 100% 100%
Departmental Profit Margin
Rooms 71% 73% 73%
Food & Beverage 26% 27% 27%
EBITDA 21% 24% 18%
3% better than peers
(1) Portfolio includes all North American hotels owned for the full year 2011
Peers include:  DRH, HST, LHO, PEB, & SHO
Source: Public filings
BEE’s margins significantly outperform when adjusted for same revenue mix
Industry Leading Operating Margins

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Operating Trends 19

o
Group pace remains the most reliable forward looking indicator
o
Booking window has shortened forcing more reliance on room nights booked ITYFTY
(“in-the-year-for-the-year”)
Year-Over-Year Group Pace
Assuming similar production as 2011,
group room nights 14% below peak
*2012 production in the year assumes the same production as in 2011
Group room nights on the books for 2012 are approximately flat compared to same time last year; ADR up approximately 4% compared to 2011 rate
Group room nights on the books for 2013 are up approximately 7%
compared to 2012; ADR approximately flat compared to 2012 rate
Group Booking Outlook
0
200,000
400,000
600,000
800,000
1,000,000
2007 2008 2009 2010 2011 2012*
Definite through April Production in the year

STRATEGIC™
Hotels & Resorts

Occupancy: -4 pts. from Peak

ADR: -4% from Peak

RevPAR: -7% from Peak

EBITDA: -18% from Peak

LUXURY. OWNED AND MANAGED.™

$100
$120
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012F
$140
$160
$180
$200
$220
2007 2008 2009 2010 2011 2012F
$120
$160
$200
$240
$280
2007 2008 2009 2010 2011 2012F
60%
64%
68%
72%
76%
80%
2007 2008 2009 2010 2011 2012F
Occupancy ADR
RevPAR Property EBITDA (in millions)
Note: Same store North America portfolio, excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley
2012 forecast assumes midpoint of guidance range
Operating performance improving; still below peak
Embedded Portfolio Growth

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Financial Overview 22

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Raised $665 million in equity:
o $335 mm secondary offering (May 2010)
o $145 mm Woodbridge transaction acquiring two Four Seasons hotels plus PIPE (February 2011)
o $70 mm equity placement to GIC for share in InterContinental Chicago (June 2011)
o $115 mm overnight equity offering (April 2012)
Asset sales:
o Sold InterContinental Prague for
€110.6mm
(December 2010)
o Sold leasehold position at Marriott Paris Champs-Elysees for approximately $60 million (April 2011)
o Sold stake in BuyEfficient for $9mm (January 2011)
Debt Repayments:
o Tendered and fully retired $180mm unsecured convertible recourse notes (May 2010)
Hotel del Coronado complex restructuring (February 2011):
o Negotiated new joint-venture with Blackstone and KSL
o Closed new CMBS mortgage financing totaling $425mm
Fairmont Scottsdale Princess complex restructuring (June 2011):
o Negotiated new joint venture structure with Walton Street Capital
o Negotiated amendment and extension to CMBS debt for four years at below market terms
New Line of Credit (June 2011):
o Reduced lenders in bank syndicate from 21 banks to 10 banks
o Achieved three year term with one year extension
Debt refinancings:
o Six property loans refinanced totaling nearly $800 million
Preferred Equity Tender (December 2011):
o Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued preferred dividends; 14 quarters accrued dividends payable June 29, 2012
Accomplishments Since January 1
st
, 2010

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

$115.5
$130.0
$195.0
$52.2
$315.7
$66.5
$145.8
$145.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$300.0
Capacity
$275.8
$148.9
$124.9
$220.0
$173.5
$614.5
$194.8
$358.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$834.5
$875.2
January 1, 2010
March 31, 2012
BEE’s balance sheet is structured for growth
Strong Recapitalized Balance Sheet ($ in millions)
Note:  Assumes full extension periods for all loans.
(a) Pro-forma for April 2012 equity offering.
(b) EBITDA reflects mid-point of 2012 guidance range.
Key Stats
(a)(b)
Net Debt/EBITDA 6.1x
Net Debt+Pref /EBITDA 7.8x
Net Debt/TEV 40.7%
Avg. Maturity (yrs) 5.1
Unencumbered assets 2
Corporate liquidity (MM) $345.0
Mix of Debt
Bank Debt
37.8%
Life Insurance Co.
31.6%
CMBS
30.7%
Key Stats
Net Debt/EBITDA 14.3x
Net Debt+Pref /EBITDA 17.4x
Net Debt/TEV 76.9%
Avg. Maturity (yrs) 3.4
Unencumbered assets 0
Corporate liquidity (MM) $105.0
Mix of Debt
Bank Debt 18.5%
Life Insurance Co. 26.6%
CMBS 54.8%

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

(a)  Excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
1st
Quarter 2012 Results (EBITDA in millions)
2011 Actual 2012 Actual
Operations
(Same Store N.A. Portfolio) (a)
ADR $226 5.1% $238
RevPAR $146 9.4% $160
Total RevPAR $279 7.7% $301
EBITDA Margins 15.5% 170 bps 17.2%
Corporate Results
Comparable EBITDA $28.7 15.9% $33.3
Comparable FFO / share ($0.02) N/A $0.02

(a) Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
(b) 2011 Comparable FFO / share excludes one-time gain associated with preferred equity tender
2012 Guidance (EBITDA in millions)
2011 Actual 2012 Guidance
Operations
(Same Store N.A. Portfolio) (a)
RevPAR $170
6%-8%
$180-$183
Total RevPAR $314
5%-7%
$330-$336
EBITDA Margins 21.1%
100 - 175bps
22.1%-22.9%
Corporate Results
Comparable EBITDA $155
7%-16%
$165-$180
Comparable FFO / share $0.14
50%-107%
$0.21-$0.29
(b)

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, approximately $700,000 per key
o
Balance sheet positioned for growth
The best investment proposition in the lodging space
BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Disclaimer

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,”
“continue” and other similar terms and phrases, including references to assumptions and forecasts of future results.  Forward-looking statements are not guarantees of future performance.
Actual results could differ materially from the Company’s projections.
Factors that may contribute to these differences include, but are not limited to the following:  the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; the Company’s ability to meet the requirements of the Maryland General Corporation Law with respect to the payment of preferred dividends on the June 29, 2012 payment date; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with the Company’s investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the
United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development;
marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.
Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the
Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations
Reconciliation of Net Debt / EBITDA
($ in 000s)
YE 2009
(a)
1Q 2012
(b)(c)
Consolidated debt $1,658,745 $1,000,128
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (113,605)
Net Debt $1,718,195 $1,053,250
Comparable EBITDA $119,953 $172,500
Net Debt / EBITDA 14.3x 6.1x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range.
(c)  All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.
Reconciliation of Net Debt / TEV
($ in 000s)
YE 2009
(a)
1Q 2012
(b)
Consolidated Debt $1,658,745 $1,000,128
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (113,605)
Net Debt $1,718,195 $1,053,250
  Market Capitalization $144,966 $1,243,298
  Total Debt 1,834,505 1,166,855
  Preferred Equity 370,236 289,102
  Cash and cash equivalents (116,310) (113,605)
Total Enterprise Value $2,233,397 $2,585,650
Net Debt / Enterprise Value 76.9% 40.7%
(a)  All figures taken from year-end 2009 financial statements.
(b)  All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.
Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)
YE 2009
(a)
1Q 2012
(b)(c)
   Preferred equity capitalization $370,236 $289,102
Consolidated debt 1,658,745 1,000,128
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (113,605)
Net Debt + Preferreds $2,088,431 $1,342,352
Comparable EBITDA $119,953 $172,500
Net Debt + Preferreds / EBITDA 17.4x 7.8x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range.
(c)  All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations
2012 2011
Net loss attributable to SHR common shareholders (31,516) $       (35,407) $
Depreciation and amortization 25,490             30,605
Interest expense 19,605             19,548
Income taxes - continuing operations 465                   (1,648)
Income taxes - discontinued operations -                    359
Noncontrolling interests (117)                  (138)
Adjustments from consolidated affiliates (1,257)               (1,329)
Adjustments from unconsolidated affiliates 6,682                3,890
Preferred shareholder dividends 6,041                7,721
EBITDA 25,393             23,601
Realized portion of deferred gain on sale-leaseback - continuing operations (51)                    (53)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                    (1,152)
Gain on sale of assets - continuing operations -                    (2,640)
Gain on sale of assets -  discontinued operations -                    (14)
Foreign currency exchange loss (gain) - continuing operations (a) 5                       (139)
Foreign currency exchange gain - discontinued operations (a) -                    (58)
Adjustment for Value Creation Plan 7,939                9,181
Comparable EBITDA 33,286 $          28,726 $
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
March 31,
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)
Three Months Ended

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations
2012 2011
Net loss attributable to SHR common shareholders (31,516) $       (35,407) $
Depreciation and amortization 25,490             30,605
Corporate depreciation (265)                  (299)
Gain on sale of assets - continuing operations -                    (2,640)
Gain on sale of assets - discontinued operations -                    (14)
Realized portion of deferred gain on sale-leaseback - continuing operations (51)                    (53)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                    (1,152)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks -                    359
Noncontrolling interests adjustments (133)                  (157)
Adjustments from consolidated affiliates (667)                  (1,561)
Adjustments from unconsolidated affiliates 3,764                1,839
FFO (3,378)               (8,480)
Redeemable noncontrolling interests 16                     19
FFO - Fully Diluted (3,362)               (8,461)
Non-cash mark to market of interest rate swaps (1,530)               (4,366)
Foreign currency exchange loss (gain) - continuing operations (a) 5                       (139)
Foreign currency exchange gain - discontinued operations (a) -                    (58)
Adjustment for Value Creation Plan 7,939                9,181
Comparable FFO 3,052 $            (3,843) $
Comparable FFO per diluted share 0.02 $               (0.02) $
Weighted average diluted shares 188,787           157,333
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
March 31,
Three Months Ended

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations
Operational Guidance
Low Range High Range
North American same store Total RevPAR growth (a) 5.0% 7.0%
North American same store RevPAR growth (a) 6.0% 8.0%
(a) Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four
Seasons Silicon Valley hotels, which were acquired in 2011.
Comparable EBITDA Guidance Low Range High Range
Net loss attributable to common shareholders (79.3) $              (64.3) $
Depreciation and amortization 105.0                105.0
Interest expense 83.1                  83.1
Income taxes 1.1                    1.1
Noncontrolling interests (0.3)                   (0.3)
Adjustments from consolidated affiliates (5.7)                   (5.7)
Adjustments from unconsolidated affiliates 28.3                  28.3
Preferred shareholder dividends 24.2                  24.2
Realized portion of deferred gain on sale-leasebacks (0.2)                   (0.2)
Adjustment for Value Creation Plan 8.8                    8.8
  Comparable EBITDA 165.0 $            180.0 $
Comparable FFO Guidance Low Range High Range
Net loss attributable to common shareholders (79.3) $              (64.3) $
Depreciation and amortization 103.8                103.8
Realized portion of deferred gain on sale-leasebacks (0.2)                   (0.2)
Noncontrolling interests (0.2)                   (0.2)
Adjustments from consolidated affiliates (2.9)                   (2.9)
Adjustments from unconsolidated affiliates 15.5                  15.5
Adjustment for Value Creation Plan 8.8                    8.8
Other adjustments (1.5)                   (1.5)
  Comparable FFO 44.0 $               59.0 $
  Comparable FFO per diluted share (b) 0.21 $               0.29 $
(b) Comparable FFO per diluted share has been adjusted to reflect the 18.4 million shares issued in the Company's common equity offering which closed on April 23, 2012.
2012 Guidance
(in millions, except per share data)
Year Ended
December 31, 2012
December 31, 2012
Year Ended
December 31, 2012
Year Ended

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